1785

Domain-specific Antibodies to Neuropilin-2 Implicate VEGF-C and Not Semaphorin 3F in Breast Cancer Stem Cell Function

Leslie A. Nangle[1,*], Luke Burman[1], Hira Lal Goel[2], Zhiwen Xu[1], Kristina Hamel[1], Kaitlyn Rauch[1], Nathaniel Bloom[1], Arthur M. Mercurio[2]

1. aTyr Pharma, 2. UMass Medical School, *Contact: lnangle@atyrpharma.com

EXHIBIT 99.1

Abstract

INTRODUCTION: There is a strong body of evidence indicating that the expression of Neuropilin-2 (NRP2) is enriched in breast cancer stem cells (CSCs) and that NRP2 signaling is critical for breast CSC function and resistance development. For this reason, the rationale for targeting NRP2 as a therapeutic strategy is compelling and timely. A major limitation that has hampered the development of such a therapy, however, has been the lack of availability of high-quality anti-human NRP2 monoclonal antibodies (mAbs) that block NRP2 signaling.

aTyr Pharma has generated a panel of high-quality, anti-human NRP2 mAbs that have the potential to be developed for the clinical management of a variety of diseases including cancer and inflammation. A significant advance made by aTyr is that through specific domain reactivity, they have demonstrated differential effects on ligand blocking, receptor homo and heterodimerization and functional activity. Importantly a subset of such antibodies show differential activity in the mammosphere assay of triple negative breast cancer.

RESULTS: Flow cytometry was used to assess the specificity of the aTyr anti-NRP2 mAbs to NRP2 using A549 wild type versus NRP2 knockout clonal cells. The aTyr anti-NRP2 mAbs bound to A549 wild-type cells while showing little or no binding to the NRP2 knockout clonal cells, exhibiting significantly superior specificity and sensitivity compared to existing commercially available antibodies. Displacement studies demonstrated that the tested anti-NRP2 mAbs showed different capabilities in blocking of VEGF-C or SEMA-3F binding to Expi293-hNRP2 cells, and were categorized as blockers (>90% inhibition), partial blockers (30-90% inhibition), or non-blockers (no obvious inhibition).

To further extend the assessment of the biological activity of the anti-NRP2 antibodies, their activity was assessed in a receptor dimerization assay. Vectors encoding a split luciferase, and a cell permeable substrate, were obtained from Promega corporation. The complete extracellular domain and transmembrane helices of NRP2, FLT4 (VEGFR3), KDR (VEGFR2) and plexin A1 (PLXNA1) were cloned into the vectors and screened for optimal orientation, following established methods. Tested antibodies were able to impair respective VEGF and SEMA3 induced dimerization of receptor pairs NRP2/FLT4, NRP2/KDR and NRP2/PLXNA1. Select antibodies show extremely specific and non-obvious functional differentiation.

Direct functional assessment of a subset of these antibodies on breast CSCs revealed that the VEGF blocking, but not the SEMA3 blocking anti-NRP2 mAbs had the ability to inhibit serial passage mammosphere formation, an indicator of self-renewal potential.

CONCLUSIONS: aTyr has developed and characterized a series of domain specific antibodies to NRP2. These antibodies show differential binding to specific domains of NRP2, can inhibit either VEGF-C or Sema3F binding to NRP2, and differentially effect receptor dimerization. The use of these antibodies enabled us to implicate VEGF-C/NRP2 signaling but not SEMA-3F/NRP2 signaling in the function of breast CSCs.

Introduction

Figure 1. NRP2 Association with Breast Cancer and Enrichment in Breast CSCs


A
NRP2 expression in breast carcinoma tissue
Normal breast epithelium
Breast carcinoma tissue
B
NRP2 expression worsens breast cancer outcomes
C
NRP2
p=0.04
TNBC
Non-TNBC
NRP2 expression is much higher in TNBC (n=21) than non-TNBC (n=22)
D
SUM149
SUM159
CD44+/CD24- (CSC properties)
E
In vivo tumor formation assay of TNBC SUM1315 transplanted into NSG mice
NRP2-High
NRP2-Low
Transplanted SUM1315 Cell No.
Figure adapted from Reference [4]

- Published data demonstrate that triple negative breast cancer (TNBC) is a highly aggressive subtype of breast cancer, and contains a much higher frequency of cancer stem cells (CSCs) than other subtypes, which may be responsible for poor patient outcomes by promoting therapy resistance, metastasis, and recurrence [1, 2].
- NRP2 is enriched in TNBC and breast CSCs (Fig. 1). VEGF-NRP2 signaling promotes stem-like traits in breast cancer cells (e.g. tumor formation *in vivo*, Fig. 1E, [3-5])

Results

Figure 2. aTyr Developed a-NRP2 mAbs Exhibit Superior Specificity and Sensitivity Compared to Commercially Available Antibodies


A
aTyr a-NRP2 mAbs binding to Expi293-hNRP2 cell surface
a-NRP2 conc (nM)
B
a-NRP2 binding to A549 wildtype vs NRP2 KO cells
aTyr developed a-NRP2 mAbs
R&D a-NRP2 #AF567
aTyr a-NRP2 1E3 (aNRP2-10)
A549 wildtype
A549 NRP2 KO

- aTyr a-NRP2 mAbs mostly have high affinities (sub-nM to nM) to human NRP2 by SPR, ELISA & Flow analysis (e.g. Fig. 2A).
- Many of these a-NRP2s exhibit superior specificity compared to commercially available antibodies (Fig. 2B, binding to endogenous NRP2 on A549 wildtype but not to the NRP2 knockout (KO) cells).

Figure 3. aTyr a-NRP2 Blocking of Ligand Binding to Expi293-hNRP2 Cells


A
Antibody blocking of VEGF-C binding to Expi293-hNRP2 cells
Isotype Ctrl Ab
a-NRP2 1E3 (aNRP2-10)
a-NRP2 13C9
a-NRP2 3F2
B
Antibody blocking of Sema3F binding to Expi293-hNRP2 cells
Isotype Ctrl Ab
a-NRP2 18B8 (aNRP2-14)
a-NRP2 13D7
a-NRP2 3F2

- aTyr a-NRP2s showed different capabilities in blocking of VEGF-C or SEMA-3F binding to Expi293-hNRP2 cells, including complete, partial or non-blockers (Fig. 3).
- aNRP2-10 blocks VEGF-C binding to Expi293-hNRP2 cells (Fig. 3A).
- aNRP2-14 blocks Sema3F binding to Expi293-hNRP2 cells (Fig. 3B).

Figure 4. aTyr a-NRP2 Blocking of Ligand Induced NRP2/co-receptor Dimerization


A
Ligand-induced receptor dimerization and antibody blocking effects were analyzed using the NanoBiT® Technology (Promega)
VEGF-C
VEGF-A165
Class 3 Semaphorins
VEGFR
NRP2
Plexin
NRP2
Luminescence generated upon ligand-induced receptor dimerization
B
VEGF-A induced NRP2/VEGFR2 dimerization
VEGF-C induced NRP2/VEGFR3 dimerization
Sema3F induced NRP2/PlexinA1 dimerization
C
aNRP2-10 titration
aNRP2-14 titration
D
SEMA3F
VEGF-C
Dimerization domain
α-NRP2-14
α-NRP2-10

aTyr developed a-NRP2s have diverse blocking profiles

Antibody	Epitope Domain (ELISA/SPR)	Block VEGF induced NRP2/VEGFR dimerization	Block Sema3F induced NRP2/Plexin dimerization
aNRP2-2	b2-c linker	Non-blocking	Partial blocker
aNRP2-9	b1	Partial blocker	Partial blocker
aNRP2-10	b1	Blocker	Non-blocking
aNRP2-11	b2	Blocker	Blocker
aNRP2-14	a2	Non-blocking	Blocker

- aTyr a-NRP2s target various NRP2 extracellular domains and have diverse blocking profiles.
- aNRP2-10 entirely blocks NRP2/VEGFR dimerization.
- aNRP2-14 specifically blocks NRP2/Plexin dimerization.

Figure 5. aNRP2-10 Showed Tumor-inhibitory Effects on Cells or Organoids from TNBC Patients


A
TNBC NRP2-high cells
3D mammosphere formation assay
BT549 NRP2-high
MDA-MB-468 NRP2-high
Control
aNRP2-10
aNRP2-14
3 independent assays
2 independent assays
B
TNBC Patient-derived CSCs
3D mammosphere formation assay
CD44+/CD24- sorted
hIgG4 Ctrl
aNRP2-10
C
TNBC Patient-derived Organoids
3D viability assay
Cisplatin
5-FU
D
TNBC MDA-MB-231 NPR2-high cells
3D soft agar colony formation assay
Cisplatin
5-FU

- Humanized aNRP2-10 decreased viability, inhibited formation of mammospheres and anchorage-independent growth in cells or organoids from TNBC patients.
- Effects of aNRP2-10 are more pronounced in combination with chemotherapy agents. (*p < 0.05, **p < 0.01, ***p < 0.001, ****p < 0.0001 significantly different from control)

Conclusions

- **aTyr has generated a panel of high-quality, anti-human NRP2 mAbs that have the potential for clinical development.**
- **aTyr a-NRP2 mAbs exhibit superior specificity and sensitivity compared to commercially available antibodies.**
- **aTyr a-NRP2 mAbs have diverse profiles in blocking of ligand binding and ligand-induced NRP2/co-receptor dimerization.**
- **aTyr aNRP2-10 specifically blocks VEGF-binding to NRP2 and VEGF-induced NRP2/VEGFR dimerization.**
- **aTyr aNRP2-14 specifically blocks Sema3F-binding to NRP2 and Sema3F-induced NRP2/Plexin dimerization.**
- **aTyr aNRP2-10 showed tumor-inhibitory effects on TNBC CSCs or organoids, demonstrating the potential to be developed for the clinical management of breast cancer.**

Reference

1. da Silva, J. L., et al. Triple Negative Breast Cancer: A Thorough Review Of Biomarkers. Crit Rev Oncol Hematol 145, 102855, doi:10.1016/j.critrevonc.2019.102855 (2020).
2. Lee, K. Let al. Triple-negative Breast Cancer: Current Understanding And Future Therapeutic Breakthrough Targeting Cancer Stemness. Cancers (Basel) 11, doi:10.3390/cancers11091334 (2019).
3. Goel, H. L. & Mercurio, A. M. VEGF Targets The Tumour Cell. Nat Rev Cancer 13, 871-882, doi:10.1038/nrc3627 (2013).
4. Goel, H. L. et al. GLI1 Regulates A Novel Neuropilin-2/Alpha6beta1 Integrin Based Autocrine Pathway That Contributes To Breast Cancer Initiation. EMBO Mol Med 5, 488-508, doi:10.1002/emmm.201202078 (2013).
5. Elaimy, A. L. et al. Vegf-neuropilin-2 Signaling Promotes Stem-like Traits In Breast Cancer Cells By Taz-mediated Repression Of The Rac GAP Beta2-chimaerin. Sci Signal 11, doi:10.1126/scisignal.aao6897 (2018).

Acknowledgements

This work was supported by aTyr Pharma, Inc.